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                          SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C. 20549


                                       FORM 8-K

                                    CURRENT REPORT

       Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): January 27, 1997


                                 INFONOW CORPORATION
                (Exact Name of Registrant as specified in its charter)


                Delaware                   0-19813              04-3083360
      (State or other jurisdiction       (Commission          (IRS Employer
            of incorporation)            File Number)       Identification no.)



1875 Lawrence Street, Suite 1100 Denver, CO                       80202
  (address of principal executive offices)                     (Zip Code)

Registrant's telephone number, including area code: (303) 293-0212


         (Former name or former address, if changed since last report)



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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

    On January 27, 1997, the Registrant engaged the accounting firm of Hein + Associates LLP ("Hein") as its principal independent accountants to audit the Registrant's financial statements for its fiscal year ending December 31, 1996. The appointment of new independent accountants was approved by the Audit Committee and Board of Directors of the Registrant. The Company dismissed its former independent accountants, Arthur Andersen, LLP, effective with the appointment of Hein.

    Prior to the appointment of Hein, Management of the Company has not consulted with Hein except that, at the Company's request, Hein read the Company's reports filed on Form 10-Q for the quarterly periods ending June 30, 1996 and September 30, 1996.

    During the two most recent fiscal years ended December 31, 1995 and 1994, and the interim period subsequent to December 31, 1995, there were no disagreements with the former accountants on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which would have caused the former accountants to make reference in their report to such disagreements if not resolved to their satisfaction.

    Arthur Andersen's reports on the financial statements for the past two years have contained no adverse opinion or disclaimer of opinion and were not modified as to audit scope or accounting principles except for an explanatory paragraph regarding the Registrant's ability to continue as a going concern contained in the financial statements for the years ended December 31, 1995 and 1994.

    The registrant has provided Arthur Andersen, LLP with a copy of this disclosure and requested that Arthur Andersen furnish it with a letter addressed to the Securities and Exchange Commission ("Commission") stating whether it agrees with the above statements. (A copy of the Arthur Andersen, LLP letter addressed to the Commission is filed as Exhibit 16.1 to this Form 8-K.)

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

    (c) Exhibits

    EXHIBIT NO.    DESCRIPTION
    16.1           Letter of Arthur Andersen, LLP dated January 27, 1997

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                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 27, 1997
                                INFONOW CORPORATION
                                (Registrant)


                                /s/ KEVIN D. ANDREW
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                                Kevin D. Andrew
                                Vice President and Chief Financial Officer
                                (Principal Financial and Accounting Officer)